                                Power of Attorney

        Know all by these presents that the undersigned  hereby  constitutes and appoints each of Michael S. Gadd, Pamela A. Mull, Eric J. Cremers and Douglas D.
Spedden, signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the undersigned, in the
                undersigned's capacity as an officer and/or director of Potlatch
                Corporation, a Delaware corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
                Exchange Act of 1934 and the rules thereunder;

        (2)     do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any
                stock exchange or similar authority; and

        (3)     take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorney-in-fact may approve in such attorney-in-fact's
                discretion.

        The undersigned hereby grants to each such  attorney-in-fact  full power and  authority  to do and  perform  any  and  every  act  and  thing  whatsoever requisite,  necessary, or proper to be done in the exercise of any of the rights and  powers  herein  granted,  as  fully  to all  intents  and  purposes  as the undersigned  might  or  could  do if  personally  present,  with  full  power of substitution  or  revocation,  hereby  ratifying  and  confirming  all that such attorney-in-fact,  or such attorney-in-fact's  substitute or substitutes,  shall lawfully  do or cause to be done by virtue  of this  power of  attorney  and the rights  and  powers  herein  granted.  The  undersigned  acknowledges  that  the foregoing  attorneys-in-fact,  in serving in such capacity at the request of the undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day of December 2007.

                                        /s/ Richard K. Kelly
                                        ---------------------------------------
                                        Richard K. Kelly